Exhibit 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#
COMMON STOCK
PAR VALUE $0.0001
CERTIFICATE NUMBER
ZQ00000000
FOGHORN®
THERAPEUTICS
FOGHORN THERAPEUTICS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFIES THAT
** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample
MR. SAMPLE & MRS. SAMPLE &
MR. SAMPLE & MRS. SAMPLE
is the owner of
**000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares*** *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000 00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S ***ZERO HUNDRED THOUSAND
ZERO HUNDRED AND ZERO***
COMMON STOCK
Shares
* * 000000* * * * * * * * * * * * * * * * * *
* * * 000000* * * * * * * * * * * * * * * * *
* * * * 000000* * * * * * * * * * * * * * * *
* * * * * 000000* * * * * * * * * * * * * * *
* * * * * * 000000* * * * * * * * * * * * * *
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 344174 10 7
THIS CERTIFICATE IS TRANSFERABLE IN CITIES DESIGNATED BY THE TRANSFER AGENT, AVAILABLE ONLINE AT
www.computershare.com
FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
Foghorn Therapeutics, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.
FACSIMILE SIGNATURE TO COME
President
FACSIMILE SIGNATURE TO COME
Secretary
Foghorn Therapeutics, Inc.
CO R PO RATE
SEAL
10/02/2015
DELAWAR E
DATED DD-MMM-YYYY
COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR,
By
AUTHORIZED SIGNATURE
SECURITY INSTRUCTIONS ON REVERSE
FOGHORN®
THERAPEUTICS
PO BOX 505006, Louisville, KY 40233-5006
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
CUSIP/IDENTIFIER XXXXXX XX X
Holder ID XXXXXXXXXX
Insurance Value 1,000,000.00
Number of Shares 123456
DTC 12345678 123456789012345
Certificate Numbers Num/No. Denom. Total
1234567890/1234567890 1 1 1
1234567890/1234567890 2 2 2
1234567890/1234567890 3 3 3
1234567890/1234567890 4 4 4
1234567890/1234567890 5 5 5
1234567890/1234567890 6 6 6
Total Transaction 7
1234567